--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                               Semiannual Report
                                 Spectrum Funds
--------------------------------------------------------------------------------
                                  June 30, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
SPECTRUM FUNDS
---------------------
     * U.S. stocks continued their record run and markets in Asia and Latin America surged, but European shares faltered. Developed country bonds fell.
     * Spectrum Growth's performance was solid for the 6- and 12-month periods, though not as strong as that of the Lipper Growth & Income Fund Index.
     * Spectrum Income performed well relative to its Lipper category and managed positive returns in a difficult environment for bonds.
     * Spectrum International posted a strong six-month return on a par with its peer group. Twelve-month returns were well ahead of the Lipper category.
     * With the global outlook improved from six months ago despite lingering risks, we believe shareholders will be well served by the Spectrum Funds' balanced approach.
================================================================================
FELLOW SHAREHOLDERS
================================================================================
     Stocks continued their record-setting rally in the first half, rising even in the face of higher interest rates. Bond prices fell as rates rose, however, and high-quality bonds suffered the most. Unflagging U.S. economic growth and the perception that the global financial crisis had passed turned investor attention away from safe havens like Treasury bonds and large-cap growth stocks. Emerging market assets benefited and small-cap and value stocks in the U.S. joined the rally later in the period. Japanese stocks surged, but European stocks sagged.

================================================================================
MARKET ENVIRONMENT
================================================================================

     [Bar chart shown here; with four pairs of bars, representing 6- and 12-month returns for the following indices for periods ended 6/30/99 (returns follow). S&P 500 Stock Index: 12.38%, 22.76%; Russell 2000 Index: 9.28%, 1.50%;
MSCI EAFE Index, 4.11%, 7.92%; MSCI Emerging Markets Free Index: 39.87%, 28.71%]

     The first half of this year differed from 1998 in many respects. Investors were generally rewarded for buying value rather than growth stocks. In similar fashion, risky emerging market bonds rallied while "safer" U.S. Treasuries plunged, and stocks in Asia and Latin America shone while Europe's star dimmed. There were some constants, however: Stocks kept rising, the U.S. economy kept growing, and corporate deals kept coming. The Standard & Poor's 500 Stock Index rose 12.38% in the period, while the Dow Jones Industrial Average rose 20.46%. With inflation low and global markets improving, U.S. stocks began a healthy transition toward broader participation, marked by April's surprising surge in long-depressed cyclical stocks. Higher oil prices boosted energy stocks. Many other natural resource, metals, and chemical stocks also recovered, particularly in the second quarter.

          [Line graph showing 30-year Treasury Bond,  5-year
          Treasury Note, 90-Day Treasury Bill for 12 months ended 6/30/99.]

     Stocks in Europe fell 2.3% in dollar terms in the first half, while Japanese stocks rallied 20.8%, the Pacific ex-Japan rose 26.2%, and Latin American markets surged 31%, according to Morgan Stanley Capital International indices. The change in leadership among international markets was consistent with the stages of the economic cycle in which Europe, the emerging markets, and Japan find themselves. Until recently, economic growth was stagnant in the developed countries of Europe. Despite the fanfare surrounding the launch of Europe's new single currency in January, the euro fell steadily against the dollar, undercutting returns for U.S. investors. The new currency was pressured by political turmoil and by NATO's limited war in the Balkans, which ended in June. In Asia there were distinct signs of recovery, though stocks have run far ahead of concrete economic improvement. Most of Latin America except Mexico remains in recession, but the January devaluation of the Brazilian real appears to have caused less damage than initially feared.

================================================================================

          INFORMATION ON YEAR-END DISTRIBUTIONS
          -------------------------------------
          To help you with tax planning, we try to give you a good idea of the per-share income and capital gain amounts our funds may distribute near year-end. In late October, we will provide estimates of these amounts, which will be paid on December 16, 1999, to shareholders of record on December 14. These preliminary numbers will be included in The Price Report mailing to shareholders in late October and will also be available on our Web site -- www.troweprice.com. We hope that these preliminary numbers will be useful to you in approximating the income and capital gains taxes you may pay on distributions to taxable accounts. If your fund distributed any capital gains earlier in 1999, you can find the amounts on your statements and should include them in your tax planning calculations. Please keep in mind that the numbers are not final and are likely to be revised before the December 14 declaration and record date. As the fall progresses, you may want to check our Web site for revisions. If you would like information on tax matters relating to mutual funds, please visit our Web site to download our Insights report, Tax Information for Mutual Fund Investors, or call 1-800-225-5132 to request a copy.

================================================================================

     Bonds were generally weak in the U.S. and overseas because of rising U.S. rates, but emerging market bonds posted a solid rally in the first half. In the U.S., lower-quality corporate bonds and high-yield ("junk") bonds fared better than high-quality bonds. High-yield bonds are typically more sensitive to the prospects for economic growth and corporate profits than to interest rates. The yield on the 30-year Treasury bond rose from about 5% in January to over 6% in June, as shown in the chart on page 2, reflecting the global economic improvement and also concern that the best inflation news was behind us. The Federal Reserve raised the key federal funds rate on June 30, but then shifted to a neutral policy bias, indicating that further rate hikes may not be imminent.

================================================================================
SPECTRUM GROWTH FUND
================================================================================

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 6/30/99         6 Months        12 Months
    ---------------------         --------        ---------
    Spectrum Growth Fund            9.12%          12.03%
    Lipper Growth &
    Income Fund Index              11.59           13.56
    S&P 500 Stock Index            12.38           22.76

============================================================

     Your fund gained a hefty 9.12% in the first half and 12.03% for the past 12 months, as shown in the table. Each result was behind the Lipper category, which tracks large-cap domestic funds. The fund's diversification also hampered performance relative to the unmanaged S&P 500 Stock Index, which rose 12.38% and 22.76% over the two periods, respectively. Our exposure to European stocks through the International Stock Fund, and to small-caps through the New Horizons Fund, restrained returns in both periods. Still, in absolute terms, 12-month returns were solid and six-month performance was strong.

     Consistent with the shift in market leadership, our best-performing funds for the past six months were 1998's laggards. The New Era, Growth & Income, and Equity Income funds drove Spectrum Growth's gains after a long stretch of underperformance, as natural resource, cyclical, and value stocks came back to life. The Blue Chip Growth and Growth Stock funds provided good returns for the six-month period, and were the best performers for the past year. Our two largest holdings, the small-cap New Horizons Fund and the International Stock Fund, provided only modest returns in both periods, as did our small position in the Mid-Cap Value Fund.

          [Pie chart (shown here) based on net assets as of 6/30/99, with the following segments: U.S. Stocks:
          Large-cap,  44%;  Mid-cap,  17%;  Small-cap,  10%;
          International stocks, 26%; Reserves, 3%]

     The fund benefited from our decision to take profits in the Blue Chip Growth and Growth Stock funds. We overweighted large-cap growth stocks relative to large-cap value stocks last year, which proved timely, but in the first half we tipped the scales back slightly in favor of large-cap value stocks -- which has again been positive. Target allocations for the Blue Chip Growth and Growth Stock funds were reduced to 11.5% each, while targets for the Growth & Income and Equity Income funds were raised to 13.5% each. Together, these positions make up 50% of the fund. (See table on page 12.)

     Otherwise, our sector allocations were little changed. We maintained our overweighting in small- and mid-cap stocks (21% for New Horizons and 4% for Mid-Cap Value) and in International Stock Fund (22.5%). Our decision last year to reduce exposure to natural resource stocks through the New Era Fund (2.5%) did not help performance in the first half. As 1999 has demonstrated so far, market leadership worldwide inevitably rotates from one region or group of nations to another, and from one investment style to another. The appeal of our disciplined approach to diversification is that it allows shareholders to participate broadly in the global equity markets without having to guess which type of investment will provide the best returns in any given period. We continue to believe that a diversified strategy including both growth and value stocks, large-caps and small-caps, and foreign and domestic equities will provide long-term benefits to the patient investor.

================================================================================
SPECTRUM INCOME FUND
================================================================================

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 6/30/99         6 Months        12 Months
    ---------------------         --------        ---------
    Spectrum Income Fund            0.24%           2.60%
    Lipper General Bond
    Funds Average                  -0.98            1.47
    Salomon Smith Barney Broad
    Investment Grade Index         -1.38            3.12
============================================================

     The Spectrum Income Fund again proved an effective vehicle for navigating the uncertainties of the fixed income markets, even as most bond prices declined. Though the six-month return of 0.24% was fractional and the 12-month gain of 2.60% modest in absolute terms, both results were well ahead of the Lipper General Bond Funds Average, as shown in the table. The advantage came from holdings of dividend-paying stocks through the Equity Income Fund and, to a lesser extent, holdings in the High Yield and GNMA funds. These factors helped the fund outperform the Salomon Smith Barney Broad Investment Grade Index in the past six months, though for the full year, the fund lagged the index. Longer term, Spectrum Income has provided an excellent annualized return of 9.42% since its inception in 1990. (The fund's five-year annualized return through June 30 was 9.36%.)

          [Pie chart (shown here) based on net assets as of 6/30/99, with the following segments: High-grade bonds, 48%; High-yield bonds, 17%; Stocks, 14%; International bonds, 16%; money markets, 5%]

     With rising rates sinking bond returns, the Equity Income Fund was the best performer for both the 6- and 12-month periods. The Emerging Markets Bond Fund boosted performance in the first half. Rising rates (see chart on page 2) hurt the domestic bond market in the first half. The High Yield Fund, the third-best performer in the first half thanks to strong economic and corporate profit growth, faltered toward the end of the period. High-grade bonds such as those in the U.S. Treasury Long-Term and New Income funds were most affected by rising rates and posted negative returns for both periods. The GNMA Fund suffered a fractional loss in the first half, but was the second-best performer for the past year. The International Bond Fund was the worst performer in the first half, hurt by weakness in the euro as well as by rising interest rates.

     We have shifted our target allocations slightly since year-end, reducing the Equity Income Fund to 12% (see table on page 12) because of concern about high valuations in the stock market. We increased our target allocation to the U.S. Treasury Long-Term Fund to 7.5%, after trimming it last year, because of Treasury bonds' unsurpassed quality and liquidity, and because yields are more attractive than six months ago. The target for the High Yield Fund was trimmed slightly late in the period (effective in the third quarter) to 20%. The target for the GNMA Fund fell to 15% earlier in the period, but was raised back to 16%, effective in the third quarter. Mortgage-backed bonds should further benefit from reduced prepayments, or mortgage refinancings, as long-term interest rates have risen from last fall's lows and many homeowners have already refinanced their loans. Our confidence in the euro and European fixed income markets, which led us to increase exposure to the International Bond Fund last year, has not been rewarded. Our target allocation remained unchanged at 12.5%. However, our decision last year to increase our modest position in the Emerging Markets Bond Fund to 3.5% was positive.

================================================================================

SPECTRUM INTERNATIONAL FUND
================================================================================

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 6/30/99         6 Months        12 Months
    ---------------------         --------        ---------
    Spectrum International Fund     7.01%           9.16%
    Lipper International
    Funds Average                   7.38            4.83
    Combined Index Benchmark*       2.72            7.83
    ------------------------------------------------------------
    * 90% MSCI EAFE/10% J.P. Morgan Non-U.S. Dollar Government
      Bond Index
    ============================================================

     Your fund provided a solid return of 7.01% in the first half, slightly behind its Lipper category. Performance for the past 12 months was significantly ahead of the Lipper International Funds Average. The fund exceeded the performance of its unmanaged, combined index benchmark, as shown in the table, for both periods. Recovering markets in Asia fueled fund performance -- a first in the two-and-a-half-year life span of the fund. The Japan Fund was the top performer for both the first half and the past 12 months, gaining 40.61% and 59.04%, respectively. The New Asia, Emerging Markets Stock, and International Discovery funds also posted strong gains in both periods. (We initiated a position in the small-company International Discovery Fund this year.) The Latin America Fund overcame the devaluation of the Brazilian real in January to post an impressive six-month gain, but still posted a loss over the past year. Recovering commodity prices and the apparently modest impact of the devaluation on regional economies -- at least, so far -- boosted Latin stocks in the first half.

     The worst performers in the first half were the International Bond Fund, which declined nearly 10%, and the European Stock Fund, which lost nearly 2%. Both were hurt by weakness in the euro versus the U.S. dollar. Anemic economic growth also hurt European stocks. The International Stock Fund, where we have nearly half of our assets and which also invests in Europe (about 70% of its net assets), Asia, and Latin America, gained just 4.2%.


          [Pie chart (shown here) based on net assets as of 6/30/99, with the following segments: Europe, 60%; Japan, 18%; Latin America, 9%, Far East,
          7%; Other and Reserves, 6%]


     Over the last six months we lowered the target allocation to the International Bond Fund and raised the target allocations to the International Discovery, Emerging Markets Stock, and New Asia funds. This proved beneficial as each of the latter funds fared significantly better. We continue to overweight the International Stock and European Stock funds, and kept our investment in the Japan Fund unchanged at 7.5% of net assets. Overall exposure to Europe declined from the end of last year, while exposure to Asia and Latin America increased. (The table on page 12 lists target allocations for each underlying T. Rowe Price fund. However, your fund's overall geographic allocation also reflects the composition of the International Stock Fund's portfolio.) Accommodative monetary policies, increasing shareholder pressure, corporate restructuring, and merger-and-acquisition activity provide a dynamic backdrop for European equities. The Japanese market appears fully valued even allowing for a rapid profit recovery over the next two years. With restructuring in Japan taking place only selectively, companies that embrace a strategy of improving returns on equity will do best in the longer term. In general, however, market prospects will remain limited by the implicit conflict between corporate restructuring and economic recovery, and the continuing need for government funding to recapitalize the financial sector and revive domestic consumption.

     In Southeast Asia stronger economies, news of reforms, and low interest rates stimulated heavy buying. Hong Kong has recovered less because its currency remains pegged to the U.S. dollar, but even there economic activity is picking up. Across Southeast Asia, further structural reforms are necessary to ensure sustained recovery.

================================================================================
OUTLOOK
================================================================================

     The U.S. economy and the domestic consumer have served as the drivers of world economic growth for several quarters. However, this has created some imbalances and potential risks. Primary among these are the record trade deficit, a negative personal savings rate, and job creation in excess of population growth. These factors have created renewed concern about inflationary pressures, and continued strong U.S. growth may result in further rate hikes by the Fed. Nonetheless, we still expect the economy to slow over the next six to 12 months, though robust consumer demand will likely keep GDP growth above 3% -- down from the recent rate of better than 4%.

     It's too soon to say if recent shifts in market leadership will be sustained. At the current pace, the U.S. market will produce an astonishing fifth straight year of double-digit gains. The recent broadening of participation in the market is a positive sign, though valuations remain unquestionably high. Our outlook for moderating growth provides scope for interest rates to stabilize or decline, which could in turn support equity market valuations. Merger and acquisition activity is likely to continue given that higher stock prices give many corporations added buying power.

     Progress in Latin America remains vulnerable to economic and political factors, as Brazil and Argentina are under increasing pressure on both counts. The outlook is favorable in Europe given lower interest rates, recovering economies, and increased corporate activity. However, still-sluggish growth and high unemployment hamper fiscal discipline and euro zone cooperation. In Japan, positive change is underway. But the stronger GDP data from the last quarter was exaggerated by a spurt in public sector spending, which continues to shoulder most of the burden of reviving the moribund economy. The lack of private sector involvement and the prospect of increasing unemployment as corporations restructure will result in stagnant economic growth well into next year. While the immediate prospects for the rest of Asia are encouraging, we are less enthusiastic over the medium-term because we fear that the recent recovery in asset prices will take pressure off regional leaders to implement much-needed reforms.

==================================
 . . . we expect international
markets to build on the progress
made so far this year . . .
==================================

     Nonetheless, we expect international markets to build on the progress made so far this year, though regional performance may rotate away from Asia and Latin America and back to Europe. In short, there is much potential yet many risks still remain in the global stock and bond markets. The diversified approach of the Spectrum Funds provides investors with a balanced way to participate in the long-term potential of all these markets while never placing all of their assets in a single basket.

Respectfully submitted,

/s/

Edmund M. Notzon III
President and Chairman of the Investment Advisory Committee

July 16, 1999
================================================================================
T. Rowe Price Spectrum Funds
----------------------------
Portfolio Highlights
--------------------
  TEN LARGEST HOLDINGS
  --------------------
                                                         Percent of
  (Of the combined underlying funds at 6/30/99)          Net Assets
                                                            6/30/99
  SPECTRUM GROWTH FUND
-------------------------------------------------------------------------------
  National Westminster Bank                                   0.5%
-------------------------------------------------------------------------------
  Adobe Systems                                               0.4
-------------------------------------------------------------------------------
  SmithKline Beecham                                          0.4
-------------------------------------------------------------------------------
  Shell Transport & Trading                                   0.4
-------------------------------------------------------------------------------
  Wolters Kluwer                                              0.4
-------------------------------------------------------------------------------
  Xilinx                                                      0.4
-------------------------------------------------------------------------------
  Analog Devices                                              0.3
-------------------------------------------------------------------------------
  Maxim Integrated Products                                   0.3
-------------------------------------------------------------------------------
  Synopsys                                                    0.3
-------------------------------------------------------------------------------
  Nestle                                                      0.3
-------------------------------------------------------------------------------
  Total                                                       3.7%
===============================================================================

  TEN LARGEST HOLDINGS
  --------------------
                                                         Percent of
  (Of the combined underlying funds at 6/30/99)          Net Assets
                                                            6/30/99
  SPECTRUM INTERNATIONAL FUND
-------------------------------------------------------------------------------
  National Westminster Bank                                   2.1%
-------------------------------------------------------------------------------
  Nokia                                                       1.5
-------------------------------------------------------------------------------
  Wolters Kluwer                                              1.4
-------------------------------------------------------------------------------
  SmithKline Beecham                                          1.4
-------------------------------------------------------------------------------
  Shell Transport & Trading                                   1.4
-------------------------------------------------------------------------------
  Nestle                                                      1.3
-------------------------------------------------------------------------------
  ING Groep                                                   1.2
-------------------------------------------------------------------------------
  Kingfisher                                                  1.2
-------------------------------------------------------------------------------
  Diageo                                                      1.2
-------------------------------------------------------------------------------
  Glaxo Wellcome                                              1.2
-------------------------------------------------------------------------------
  Total                                                      13.9%

  Note: Table excludes reserves.
================================================================================
T. Rowe Price Spectrum Funds
----------------------------
Portfolio Highlights
--------------------
  KEY STATISTICS
  --------------
                                                     12/31/98        6/30/99
  SPECTRUM INCOME FUND
------------------------------------------------------------------------------
  Price Per Share                                    $  11.50       $  11.17
------------------------------------------------------------------------------
  Capital Gain Distribution Per Share
------------------------------------------------------------------------------
      Short-Term                                         0.02           -
------------------------------------------------------------------------------
      Long-Term                                          0.15           0.02
------------------------------------------------------------------------------
  Dividends Per Share
------------------------------------------------------------------------------
      For 6 months                                       0.37           0.34
------------------------------------------------------------------------------
      For 12 months                                      0.72           0.70
------------------------------------------------------------------------------
  Dividend Yield *

------------------------------------------------------------------------------
      For 6 months                                       6.28%          6.27%
------------------------------------------------------------------------------
      For 12 months                                      6.35           6.48
------------------------------------------------------------------------------
  30-Day Standardized Yield                              6.26%          6.31%
------------------------------------------------------------------------------
  Weighted Average Maturity (years)**                   10.5           10.3
------------------------------------------------------------------------------
  Weighted Average Effective Duration (years)**          5.4            5.5
------------------------------------------------------------------------------
  Weighted Average Quality ***                            A+             A+
------------------------------------------------------------------------------
     *    Dividends  earned  and  reinvested  for  the  periods   indicated  are
          annualized and divided by the fund's net asset value per share at the end of the period.
     **   Excludes Equity Income Fund.
     ***  Based on T. Rowe Price research; excludes Equity Income Fund.
================================================================================
T. Rowe Price Spectrum Funds
----------------------------
Portfolio Highlights
--------------------
  TARGET ALLOCATIONS FOR UNDERLYING FUNDS
  ---------------------------------------
                                        Minimum-      Target at      Target at
                                         Maximum       12/31/98        6/30/99
                                         -------       --------        -------
  SPECTRUM GROWTH FUND
-------------------------------------------------------------------------------
  International Stock                      10-25%          22.5%          22.5%
-------------------------------------------------------------------------------
  New Horizons                             10-25           21.0           21.0
-------------------------------------------------------------------------------
  Growth & Income                           7.5-22.5       12.5           13.5
-------------------------------------------------------------------------------
  Equity Income                             7.5-22.5       12.5           13.5
-------------------------------------------------------------------------------
  Growth Stock                              5-20           12.5           11.5
-------------------------------------------------------------------------------
  Blue Chip Growth                          5-20           12.5           11.5
-------------------------------------------------------------------------------
  Mid-Cap Value                             0-15            4.0            4.0
-------------------------------------------------------------------------------
  New Era                                   0-15            2.5            2.5
-------------------------------------------------------------------------------
  SPECTRUM INCOME FUND
-------------------------------------------------------------------------------
  New Income                               15-30           28.0           28.0
-------------------------------------------------------------------------------
  High Yield                               10-25           20.0           21.0
-------------------------------------------------------------------------------
  GNMA5-20                                 16.0            15.5
-------------------------------------------------------------------------------
  International Bond                        5-20           12.5           12.5

-------------------------------------------------------------------------------
  Equity Income                            10-25           14.0           12.0
-------------------------------------------------------------------------------
  U.S. Treasury Long-Term                   0-15            6.0            7.5
-------------------------------------------------------------------------------
  Emerging Markets Bond                     0-10            3.5            3.5
-------------------------------------------------------------------------------
  Short-Term Bond                           0-15            0.0            0.0
-------------------------------------------------------------------------------
  Summit Cash Reserves                      0-25            0.0            0.0
-------------------------------------------------------------------------------
  SPECTRUM INTERNATIONAL FUND
-------------------------------------------------------------------------------
  International Stock                      35-65           50.0           50.0
-------------------------------------------------------------------------------
  European Stock                            0-30           26.5           26.5
-------------------------------------------------------------------------------
  Japan                                     0-30            7.5            7.5
-------------------------------------------------------------------------------
  Emerging Markets Bond                     0-15            5.0            5.0
-------------------------------------------------------------------------------
  Emerging Markets Stock                    0-20            3.0            4.3
-------------------------------------------------------------------------------
  International Discovery                   0-20            0.0            3.0
-------------------------------------------------------------------------------
  Latin America                             0-15            2.0            2.0
-------------------------------------------------------------------------------
  New Asia                                  0-20            1.0            1.7
-------------------------------------------------------------------------------
  International Bond                        0-20            5.0            0.0
-------------------------------------------------------------------------------
  Summit Cash Reserves                      0-25            0.0            0.0
================================================================================
T. Rowe Price Spectrum Funds
----------------------------
PERFORMANCE COMPARISON
----------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from each fund's return.

[SEC chart for Spectrum Growth Fund shown here]

[SEC chart for Spectrum Income Fund shown here]

[SEC chart for Spectrum International Fund shown here]

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                               Since  Inception
Periods Ended  6/30/99        1 Year         5 Years       Inception       Date
-------------  -------        ------         -------       ---------       ----
Spectrum Growth Fund          12.03%         19.10%         14.94%      6/29/90
Spectrum Income Fund           2.60           9.36           9.42       6/29/90
Spectrum International Fund    9.16             -            8.67      12/31/96

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. Rowe Price Spectrum Growth Fund
----------------------------------                                    Unaudited
For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
                     6 Months      Year
                        Ended     Ended
                      6/30/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94
NET ASSET VALUE
Beginning of period  $  16.45  $ 15.93  $  15.13  $  13.49  $  11.13  $  11.87
-------------------------------------------------------------------------------
Investment activities
Investment income        0.04     0.19      0.20      0.20      0.21      0.17
Net realized and
unrealized gain (loss)   1.46     1.88      2.40      2.57      3.12     (0.01)
-------------------------------------------------------------------------------
Total from
investment activities    1.50     2.07      2.60      2.77      3.33      0.16
-------------------------------------------------------------------------------
Distributions
Investment income          -     (0.18)    (0.20)    (0.20)    (0.21)    (0.17)
Net realized gain          -     (1.37)    (1.60)    (0.93)    (0.76)    (0.73)
-------------------------------------------------------------------------------
Total distributions        -     (1.55)    (1.80)    (1.13)    (0.97)    (0.90)
-------------------------------------------------------------------------------
NET ASSET VALUE
===============================================================================
End of period        $  17.95  $ 16.45  $  15.93  $  15.13  $  13.49  $  11.13

Ratios/Supplemental=Data=======================================================
Total return**          9.12%   13.62%    17.40%    20.53%    29.96%     1.40%
-------------------------------------------------------------------------------
Ratio of total expenses
to average net assets    0.00%*   0.00%     0.00%     0.00%     0.00%     0.00%
-------------------------------------------------------------------------------
Ratio of investment
income to average
net assets               0.49%+   1.09%     1.26%     1.58%     1.81%     1.60%

-------------------------------------------------------------------------------
Portfolio turnover
rate                    14.1%+    17.9%     20.4%     2.9%      7.4%      20.7%
-------------------------------------------------------------------------------
Net assets, end of
period (in millions) $   2,817 $  2,768 $   2,605 $  2,104  $  1,358  $    879
-------------------------------------------------------------------------------

** Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions.
* See Note 3. The annualized weighted average expense ratio of the underlying funds was 0.85% for the six months ended June 30, 1999.
+    Annualized
================================================================================
The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Spectrum Income Fund
----------------------------------                                    Unaudited
For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
                      6 Months      Year
                         Ended     Ended
                       6/30/99  12/31/98 12/31/97 12/31/96  12/31/95   12/31/94
NET ASSET VALUE
Beginning of period   $ 11.50  $ 11.66   $ 11.20  $ 11.24  $   10.11  $   11.11
--------------------------------------------------------------------------------
Investment activities
Investment income        0.34     0.72      0.71     0.71       0. 72      0.69
Net realized and
unrealized gain (loss)  (0.31)    0.02      0.61     0.11       1.16      (0.90)
--------------------------------------------------------------------------------
Total from
investment activities    0.03     0.74      1.32    0.82       1.88      (0.21)
--------------------------------------------------------------------------------
Distributions
Investment income       (0.34)   (0.72)    (0.71)  (0.71)     (0.72)     (0.69)
Net realized gain       (0.02)   (0.18)    (0.15)  (0.15)     (0.03)     (0.10)
--------------------------------------------------------------------------------
Total distributions     (0.36)   (0.90)    (0.86)  (0.86)     (0.75)     (0.79)
--------------------------------------------------------------------------------
NET ASSET VALUE
================================================================================
End of period         $ 11.17  $ 11.50   $ 11.66  $ 11.20  $   11.24  $   10.11

Ratios/Supplemental=Data========================================================

Total return**           0.24%   6.57%     12.18%    7.64      19.41%    (1.94)%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets       0.00%*  0.00%      0.00%    0.00%      0.00%     0.00%
--------------------------------------------------------------------------------
Ratio of investment
income to average
net assets               6.01%+  6.22%      6.21%    6.46%      6.43%     6.48%
--------------------------------------------------------------------------------
Portfolio turnover
 rate                   16.3%+   12.8%      14.1%    17.6%      20.2%     23.1%
--------------------------------------------------------------------------------
Net assets, end of period
(in millions)         $  2,544 $ 2,574  $   2,022  $ 1,356  $    987  $    625
--------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* See Note 3. The annualized weighted average expense ratio of the underlying funds was 0.79% for the six months ended June 30, 1999.
+    Annualized.

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Spectrum International Fund
------------------------------------------                            Unaudited
For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
                                    6 Months            Year
                                       Ended           Ended
                                     6/30/99        12/31/98       12/31/97
NET ASSET VALUE
Beginning of period               $    10.56      $     9.74     $    10.00
-------------------------------------------------------------------------------
Investment activities
  Investment income                     0.04            0.21           0.15
  Net realized and unrealized
     gain (loss)                        0.70            0.97           0.09ss.
-------------------------------------------------------------------------------
  Total from investment activities      0.74            1.18           0.24
-------------------------------------------------------------------------------
Distributions
  Investment income                        -           (0.21)         (0.15)
  Net realized gain                        -           (0.15)         (0.35)
-------------------------------------------------------------------------------
  Total distributions                      -           (0.36)         (0.50)
-------------------------------------------------------------------------------
NET ASSET VALUE
===============================================================================
End of period                     $    11.30      $    10.56     $     9.74

Ratios/Supplemental=Data=======================================================
Total return**                          7.01%          12.28%          2.42%
-------------------------------------------------------------------------------
Ratio of total expenses to average
     net assets                         0.00%*+         0.00%*         0.00%
-------------------------------------------------------------------------------
Ratio of investment income
to average net assets                   0.77%+          1.94%          2.23%
-------------------------------------------------------------------------------
Portfolio turnover rate                25.8%+          31.7%          20.0%
-------------------------------------------------------------------------------
Net assets, end of period
     (in thousands)               $    58,379      $  54,752     $   51,050
-------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* See Note 3. The annualized weighted average expense ratio of the underlying funds was 1.02% for the six months ended June 30, 1999.
+    Annualized
ss. The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the Fund's aggregate gains and losses because of the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Spectrum Growth Fund
----------------------------------
Unaudited                                                        June 30, 1999
                                      Percent of
                                      Net Assets      Shares         Value
                                      ----------      ------         -----
    STATEMENT OF NET ASSETS
    -----------------------

T. Rowe Price International Stock Fund     21.7%  39,134,403   $     611,280
------------------------------------------------------------------------------
T. Rowe Price New Horizons Fund            21.5   24,145,341         605,565
------------------------------------------------------------------------------
T. Rowe Price Growth & Income Fund         13.5   13,043,431         380,868
------------------------------------------------------------------------------
T. Rowe Price Equity Income Fund           13.1   12,731,858         370,370
------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth Fund        11.8    9,850,528         331,076
------------------------------------------------------------------------------
T. Rowe Price Growth Stock Fund            11.6    9,368,718         326,125
------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Value Fund            4.2    8,137,163         118,965
------------------------------------------------------------------------------
T. Rowe Price New Era Fund                  2.7    3,162,884          75,372

=Total=Investments============================================================
 100.1% of Net Assets (Cost $2,038,900)                        $   2,819,621

 Other Assets Less Liabilities                                        (2,663)

 NET ASSETS                                                    $   2,816,958

 Net Assets Consist of:
 Accumulated investment income - net of distributions          $       8,926
 Accumulated net realized gain/loss - net of distributions            50,176
 Net unrealized gain (loss)                                          780,721
 Paid-in-capital applicable to 156,973,751 shares of $0.01
 par value capital stock outstanding; 1,000,000,000 shares of
 Spectrum authorized                                               1,977,135

 NET ASSETS                                                    $   2,816,958

 NET ASSET VALUE PER SHARE                                     $       17.95

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Spectrum Income Fund
----------------------------------
Unaudited                                                        June 30, 1999
                                      Percent of
                                      Net Assets      Shares         Value
                                      ----------      ------         -----
    STATEMENT OF NET ASSETS
    -----------------------
T. Rowe Price New Income Fund                 28.1%    85,022,159   $  715,036
-------------------------------------------------------------------------------
T. Rowe Price High Yield Fund                 21.1     65,156,533      536,238
-------------------------------------------------------------------------------
T. Rowe Price GNMA Fund                       15.5     42,638,907      393,131
-------------------------------------------------------------------------------
T. Rowe Price International Bond Fund         12.2     33,805,898      310,000
-------------------------------------------------------------------------------
T. Rowe Price Equity Income Fund              11.9     10,371,996      301,721
-------------------------------------------------------------------------------
T. Rowe Price U.S. Treasury Long-Term Fund     7.4     17,497,959      190,728
-------------------------------------------------------------------------------
T. Rowe Price Emerging Markets Bond Fund       3.9     10,557,612       99,031
-------------------------------------------------------------------------------

=Total=Investments=============================================================
 100.1% of Net Assets (Cost $2,559,273)                            $ 2,545,885

 Other Assets Less Liabilities                                          (2,113)

 NET ASSETS                                                        $ 2,543,772

 Net Assets Consist of:
 Accumulated investment income - net of distributions              $       111
 Accumulated net realized gain/loss - net of distributions              10,739
 Net unrealized gain (loss)                                            (13,388)
 Paid-in-capital applicable to 227,770,444 shares of $0.01
 par value capital stock outstanding; 1,000,000,000 shares of
 Spectrum authorized                                                 2,546,310

 NET ASSETS                                                        $ 2,543,772

 NET ASSET VALUE PER SHARE                                         $     11.17

  The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Spectrum International Fund
------------------------------------------
Unaudited                                                        June 30, 1999
                                      Percent of
                                      Net Assets      Shares         Value
                                      ----------      ------         -----
    STATEMENT OF NET ASSETS
    -----------------------
T. Rowe Price International Stock Fund        48.2%   1,801,628   $   28,141
-------------------------------------------------------------------------------
T. Rowe Price European Stock Fund             24.7      674,220       14,401
-------------------------------------------------------------------------------
T. Rowe Price Japan Fund                       8.8      488,541        5,159
-------------------------------------------------------------------------------
T. Rowe Price Emerging Markets Bond Fund       5.5      341,075        3,199
-------------------------------------------------------------------------------
T. Rowe Price Emerging Markets Stock Fund      5.1      271,528        2,995
-------------------------------------------------------------------------------
T. Rowe Price International Discovery Fund     3.2       87,038        1,831
-------------------------------------------------------------------------------
T. Rowe Price Latin America Fund               2.5      171,952        1,479
-------------------------------------------------------------------------------
T. Rowe Price New Asia Fund                    2.1      177,641        1,219
-------------------------------------------------------------------------------
=Total=Investments=============================================================
 100.1% of Net Assets (Cost $54,024)                              $   58,424

 Other Assets Less Liabilities                                           (45)

 NET ASSETS                                                       $    58,379

 Net Assets Consist of:
 Accumulated investment income - net of distributions             $       240
 Accumulated net realized gain/loss - net of distributions                234
 Net unrealized gain (loss)                                             4,400
 Paid-in-capital applicable to 5,167,589 shares of $0.01
 par value capital stock outstanding; 1,000,000,000 shares of
 Spectrum authorized                                                   53,505

 NET ASSETS                                                       $    58,379

 NET ASSET VALUE PER SHARE                                        $     11.30

  The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Spectrum Funds
----------------------------                                         Unaudited
STATEMENT OF OPERATIONS
-----------------------
In thousands
                                        Growth        Income  International
                                          Fund          Fund           Fund
                                       6 Months     6 Months       6 Months
                                          Ended        Ended          Ended
                                        6/30/99      6/30/99        6/30/99
Investment=Income=============================================================
  Income distributions from
     underlying funds                 $   6,656    $   76,752     $     211
------------------------------------------------------------------------------
Realized=and=Unrealized=Gain=(Loss)===========================================
Net realized gain (loss)
  Sale of underlying funds               32,368        5,235           (105)
  Capital gain distributions
  from underlying funds                   4,571        6,148             28
------------------------------------------------------------------------------
  Net realized gain (loss)               36,939       11,383            (77)
Change in net unrealized gain
     or loss                            194,765      (81,780)         3,630
------------------------------------------------------------------------------
Net realized and unrealized gain
      (loss)                            231,704      (70,397)         3,553
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
------------------------------------------------------------------------------
ASSETS FROM OPERATIONS                $ 238,360    $   6,355      $   3,764

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Spectrum Growth Fund
----------------------------------                                    Unaudited
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
In thousands
                                                       6 Months           Year
                                                          Ended          Ended
                                                        6/30/99       12/31/98
==Increase=(Decrease)=in=Net=Assets============================================
  Operations
   Investment income                                 $    6,656    $    29,372
   Net realized gain (loss)                              36,939        219,345
   Change in net unrealized gain or loss                194,765         89,469
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations    238,360        338,186
-------------------------------------------------------------------------------
  Distributions to shareholders
   Investment income                                          -        (27,938)
   Net realized gain                                          -       (212,530)
-------------------------------------------------------------------------------
   Decrease in net assets from distributions                  -       (240,468)
-------------------------------------------------------------------------------
  Capital share transactions*
   Shares sold                                          220,263        527,058
   Distributions reinvested                                   -        236,644
   Shares redeemed                                     (409,906)      (698,444)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                  (189,643)        65,258
==Net=Assets===================================================================
  Increase (decrease) during period                      48,717        162,976
  Beginning of period                                 2,768,241      2,605,265
===============================================================================
  End of period                                      $2,816,958    $ 2,768,241
===============================================================================
*Share information
   Shares sold                                           13,289         31,506
   Distributions reinvested                                   -         15,317
   Shares redeemed                                      (24,568)       (42,158)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding            (11,279)         4,665

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Spectrum Income Fund
----------------------------------                                    Unaudited
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
In thousands
                                                       6 Months           Year
                                                          Ended          Ended
                                                        6/30/99       12/31/98
==Increase=(Decrease)=in=Net=Assets============================================
  Operations
   Investment income                                 $   76,752    $   147,637
   Net realized gain (loss)                              11,383         42,031
   Change in net unrealized gain or loss                (81,780)       (41,478)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations      6,355        148,190
-------------------------------------------------------------------------------
  Distributions to shareholders
   Investment income                                    (76,752)      (147,637)
   Net realized gain                                     (4,499)       (39,203)
-------------------------------------------------------------------------------
   Decrease in net assets from distributions            (81,251)      (186,840)
-------------------------------------------------------------------------------
  Capital share transactions*
   Shares sold                                          391,007      1,082,811
   Distributions reinvested                              74,811        173,901
   Shares redeemed                                     (421,203)      (666,236)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                    44,615        590,476
==Net=Assets===================================================================
  Increase (decrease) during period                     (30,281)       551,826
  Beginning of period                                 2,574,053      2,022,227
===============================================================================
  End of period                                      $2,543,772    $ 2,574,053
===============================================================================
*Share information
   Shares sold                                           34,448         92,606
   Distributions reinvested                               6,619         14,979
   Shares redeemed                                      (37,145)       (57,176)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding              3,922         50,409

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Spectrum International Fund
----------------------------------                                    Unaudited
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
In thousands

                                                       6 Months           Year
                                                          Ended          Ended
                                                        6/30/99       12/31/98
==Increase=(Decrease)=in=Net=Assets============================================
  Operations
   Investment income                                 $      211    $     1,051
   Net realized gain (loss)                                 (77)           861
   Change in net unrealized gain or loss                  3,630          4,039
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations      3,764          5,951
-------------------------------------------------------------------------------
  Distributions to shareholders
   Investment income                                          -         (1,055)
   Net realized gain                                          -           (753)
-------------------------------------------------------------------------------
   Decrease in net assets from distributions                  -         (1,808)
-------------------------------------------------------------------------------
  Capital share transactions*
   Shares sold                                            8,014         21,074
   Distributions reinvested                                   -          1,740
   Shares redeemed                                       (8,151)       (23,255)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                      (137)          (441)
==Net=Assets===================================================================
  Increase (decrease) during period                       3,627          3,702
  Beginning of period                                    54,752         51,050
===============================================================================
  End of period                                      $   58,379    $    54,752
===============================================================================
*Share information
   Shares sold                                              746          2,025
   Distributions reinvested                                   -            172
   Shares redeemed                                         (763)        (2,255)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding                (17)           (58)

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Spectrum Funds
----------------------------                                          Unaudited
                                                                  June 30, 1999
   NOTES TO FINANCIAL STATEMENTS
   -----------------------------

     T. Rowe Price Spectrum Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the Act) as a nondiversified, open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds), are the three portfolios established by the corporation. Operations commenced on June 29, 1990 for Spectrum Growth and Spectrum Income Funds, and on December 31, 1996 for Spectrum International Fund.

     Each Spectrum Fund diversifies its assets within set limits among specific underlying T. Rowe Price funds (underlying funds). Spectrum Growth Fund principally seeks long-term capital appreciation and growth of income by allocating its assets to underlying funds that invest primarily in stocks. Spectrum Income Fund strives to provide a high level of current income with moderate share price fluctuation, by investing in underlying funds that invest primarily in fixed income securities. The objective of Spectrum International Fund is to provide long-term capital appreciation through allocations to underlying funds that invest primarily in international stocks and, to a lesser degree, international bonds.

================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     BASIS OF PREPARATION The financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Investments in the underlying funds are valued at the closing net asset value per share of each underlying fund on the day of valuation.

     Assets for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     DISTRIBUTIONS Income and capital gain distributions from the underlying funds and distributions to the Spectrum Funds' shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions to the Spectrum Funds' shareholders are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

     FEDERAL INCOME TAXES No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     OTHER Income is recorded on the accrual basis. Purchases and sales of the underlying funds are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.

================================================================================

NOTE 2 - INVESTMENTS IN UNDERLYING FUNDS
================================================================================

     Purchases and sales of the underlying funds for the six months ended June 30, 1999, were as follows:

================================================================================
                                 Growth          Income         International
                                   Fund            Fund                  Fund
                                   ----            ----                  ----
Purchases                  $191,935,000     $254,098,000        $   7,290,000
Sales                       375,021,000      210,332,000            7,132,000

================================================================================

     At June 30, 1999, the net unrealized gain (loss) on investments in the underlying funds for both federal income tax and financial reporting purposes were as follows:

==============================================================================
                                 Growth          Income         International
                                   Fund            Fund                  Fund
                                   ----            ----                  ----
Appreciated investments    $780,721,000     $101,855,000        $   4,977,000
Depreciated investments               -     (115,243,000)            (577,000)
Net unrealized gain (loss) $780,721,000     $(13,388,000)       $   4,400,000


================================================================================
NOTE 3 - RELATED PARTIES
================================================================================

     T. Rowe Price Associates, Inc. (T. Rowe Price) is the investment manager for Spectrum Growth and Spectrum Income Funds, and also serves as manager for the domestic underlying funds. Rowe Price-Fleming International, Inc. (Price-Fleming) is the investment manager for Spectrum International Fund, and also serves as manager for the international underlying funds. T. Rowe Price and its wholly-owned subsidiaries provide transfer and dividend disbursing agent, accounting, shareholder, administrative, marketing, and certain other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of T. Rowe Price, Price-Fleming, and the underlying funds.

     The Spectrum Funds pay no management fees; however, T. Rowe Price and Price-Fleming receive management fees from managing the underlying funds. In addition, expenses associated with the operation of the Spectrum Funds are borne by each underlying fund in proportion to the average daily value of its shares owned by the Spectrum Funds, pursuant to special servicing agreements between and among the corporation, the underlying funds, T. Rowe Price, and, in the case of Spectrum International, Rowe Price-Fleming. Therefore, the Spectrum Funds each operate at a zero expense ratio, although the valuations of the underlying funds reflect the impact of Spectrum investments on management fees and other expenses of the underlying funds.

     The Spectrum Funds do not invest in underlying funds for the purpose of exercising management or control; however, investments by Spectrum within the set limits may represent a significant portion of an underlying fund's net assets. At June 30, 1999, Spectrum International Fund held less than 25% of the outstanding shares of any underlying fund; Spectrum Growth Fund held approximately 52.2% of the outstanding shares of the T. Rowe Price Mid-Cap Value Fund, and Spectrum Income Fund held approximately 59.0% of the outstanding shares of the T. Rowe Price Emerging Markets Bond Fund, 57.7% of the T. Rowe Price U.S. Treasury Long-Term Fund, 37.4% of the T. Rowe Price New Income Fund, 36.8% of the T. Rowe Price International Bond Fund, 35.9% of the T. Rowe Price GNMA Fund, and 30.6% of the T. Rowe Price High Yield Fund.

T. Rowe Price Shareholder Services

INVESTMENT SERVICES AND INFORMATION
-----------------------------------

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          IN PERSON Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          CHECKING Available on most fixed income funds ($500 minimum).

          AUTOMATIC INVESTING From your bank account or paycheck.

          AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

          DISTRIBUTION   OPTIONS  Reinvest  all,  some,  or  none  of  your
          distributions.

          AUTOMATED 24-HOUR SERVICES Including Tele*Access (Registration Mark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

          BROKERAGE SERVICES*

          INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

          INVESTMENT INFORMATION

          COMBINED  STATEMENT  Overview of all your  accounts  with T. Rowe
          Price.

          SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

          T. ROWE PRICE Report Quarterly investment newsletter discussing markets and financial strategies.

          PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

          INSIGHTS   Educational  reports  on  investment   strategies  and
          financial markets.

          INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
================================================================================

T. Rowe Price Mutual Funds
--------------------------

STOCK FUNDS
----------------------------------------

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth

Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------------------------------------

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond

New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond
----------------------------------------

International/Global
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS +
----------------------------------------

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
----------------------------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
----------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
**   Formerly named Florida Insured Intermediate Tax-Free.
***  Formerly named Tax-Free Insured Intermediate Bond.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.
===========================================================================

FOR YIELD, PRICE, LAST
TRANSACTION, CURRENT BALANCE,
OR TO CONDUCT TRANSACTIONS, 24
HOURS, 7 DAYS A WEEK, CALL
TELE*ACCESS [REGISTRATION
MARK:] 1-800-638-2587 toll
free

FOR ASSISTANCE WITH YOUR
EXISTING FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT OR
OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates 100
East Pratt Street Baltimore,
Maryland 21202 This report is
authorized for distribution
only to shareholders and to
others who have received a
copy of the prospectus
appropriate to the fund or
funds covered in this report.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367

T. Rowe Price Investment Services, Inc., Distributor.         C08-051  6/30/99